Q4 2015 Earnings Slides February 16, 2016

2 Forward Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation contains information that may constitute “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. Generally, we have identified such forward-looking statements by using the words “outlook,” “forecast,” “guidance” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to growth and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, and those described from time to time in our future reports filed with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Non-GAAP EPS, Adjusted Free Cash Flow, Return on Capital, and constant currency revenue growth. We believe that those metrics may be useful to investors as a measure of comparative operating performance between time periods and among companies, however these measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with GAAP, nor should they be considered in isolation or as an alternative to such GAAP measures. In addition, we note that other companies may calculate similar non-GAAP measures differently, limiting their usefulness as a comparative measure. This presentation contains reconciliations of the non-GAAP financial measures used to the most comparable GAAP financial measures.

3 $480 $489 $509 $523 Q1 15 Q2 15 Q3 15 Q4 15 Summary Q4 and 2015 Financials Q4 2015 • Revenue of $523M • Constant currency growth1 of 3.2% QoQ • Constant currency growth1 of 12.0% YoY • Adjusted EBITDA margin1 of 35.1% • CapEx as % of revenue 18.5% 2015 • Revenue of $2,001M • Constant currency growth1 of 13.7% YoY • Adjusted EBITDA margin1 of 34.2% • CapEx as % of revenue 23.3% Revenue ($M) FY 2015: $2,001 33.6% 33.1% 34.9% 35.1% Q1 15 Q2 15 Q3 15 Q4 15 Adjusted EBITDA Margin1 FY 2015: 34.2% 1. Reference the Appendix for reconciliation of non-GAAP financial measures

4 2015 Achievements • Expansion into high-growth markets • Fanatical Support for AWS • Fanatical Support for Microsoft Cloud (Azure & Private Cloud, O365) • Rackspace Managed Security • Lowered capital intensity1 and increased Adjusted FCF2 • Authorized a $1BN share buyback to return cash to shareholders • Hired key senior sales and engineering talent 1. Defined as capital expenditure as percent of revenue 2. Reference the Appendix for reconciliation of non-GAAP financial measures RACKSPACE Managed Security

5 Continued Growth, Consistent Profitability, Decreasing CapEx Intensity, and Increasing Adjusted FCF $1,025 $1,309 $1,535 $1,794 $2,001 2011 2012 2013 2014 2015 Annual Revenue ($M) $348 $464 $506 $605 $684 2011 2012 2013 2014 2015 Adjusted EBITDA1 ($M) 33.6% 25.8% 30.8% 24.3% 23.3% 2011 2012 2013 2014 2015 Capital Expenditures (% of Revenue) -$7 $119 $27 $163 $196 2011 2012 2013 2014 2015 Adjusted FCF1 ($M) 1. Reference the Appendix for reconciliation of non-GAAP financial measures

Multi-cloud Trend Favors Rackspace

- Customers are using multiple platforms
  - Rightscale[1]: *"Cloud users leverage 6 clouds on average."*

# of Clouds Used[1]	Public Clouds All respondents	Private Clouds All respondents
Running applications	1.5	1.7
Experimenting	1.5	1.3
Total	**3.0**	**3.0**

- Customers are managed services buyers
  - They need help architecting, migrating, securing, and operating their apps
  - Rightscale[1]: *"Lack of resources/expertise is now the #1 cloud challenge (cited by 32 percent)."*

1. *"2016 State of the Cloud Report – Hybrid Cloud Adoption Ramps as Cloud Users and Cloud Providers Mature"* by RightScale. This work by RightScale is licensed under Creative Common Licenses rackspace.

6

7 Fanatical Support® for AWS off to a Great Start • Signed 100 customers, including first estimated 6 figure deal • Majority of customers are new to Rackspace • Large majority of installed base customers who have signed up are bringing us incremental workloads • >70% of customers selected Aviator service level • More than 1/3 of customers are International • >230 technical certifications and 1,100 accreditations • AWS certification as DevOps Competency Partner Note: All AWS data presented here is valid as of 1 Feb 2016. FEATURED CUSTOMER WIN

8 Looking Ahead • 2016 Key Focus • Invest in new offerings in order to become the leading managed cloud service provider • Optimize our more established offerings and increase cost efficiencies • Increase Adjusted Free Cash Flow1 • Return cash to shareholders through a significant buyback • 2016 Outlook • Normalized revenue growth of 6%-10% YoY2 • Adjusted EBITDA margin1 of 33% - 35% • 20% - 22% annual capital expenditure as a percentage of revenue 1. Reference the Appendix for reconciliation of non-GAAP financial measures 2. Normalized for currency movements and Jungle Disk divestiture

9 Financial and Operational Information

10 Summary Financial Results Q 4 2 01 5 2015 A C T U A L S G U I D A N C E 1 A C T U A L S G U I D A N C E 2 R E V E N U E $523M ~$521M $2,001M ~$1,989M YoY Growth 10.7% N/A 11.5% N/A YoY Growth (Constant Currency) 3 12.0% N/A 13.7% ~13.0% QoQ Growth 2.8% N/A N/A N/A QoQ Growth (Constant Currency) 3 3.2% 2.0% - 3.0% N/A N/A Adjusted EBITDA Margin3 35.1% 33.0% - 34.0% 34.2% 33.0% - 34.0% Tax Rate 42.5% N/A 34.8% N/A GAAP Diluted EPS $0.24 N/A $0.90 N/A Non-GAAP Diluted EPS3 $0.31 N/A $1.26 N/A Capital Expenditure as % of Revenue 18.5% N/A 23.3% 25.0% Adjusted FCF3 $85M N/A $196M N/A Return on Assets3 6.8% N/A 7.1% N/A Return On Capital3 12.8% N/A 13.2% N/A 1. Q4 15 quarterly guidance provided on 9 Nov. 2015 2. 2015 guidance provided on 10 Aug. 2015 3. Reference the Appendix for reconciliation of non-GAAP financial measures

11 Bond Financing and Buyback LEVERAGE CALCULATION Credit facility $0M Senior Notes $500M Capital Leases $2M LTM Adj. EBITDA1 (Q4 15) $684M Gross Leverage 0.73x Equity Raised/Returned in $M Since 2008 IPO Raised (IPO & Employee Stock Purchases) $342M Returned to Shareholders $567M • Bond Financing • Issued $500M 6.5% senior notes due 2024 • Moody’s and S&P ratings of Ba1 and BB+ rating • $140M of net proceeds used to pay down credit facility drawn in Q3 15 • Target Gross Leverage • 0.75x LTM Adj. EBITDA1 excluding off-balance sheet liabilities • Buyback • $500M commitment within 6-9 months of Q2 15 earnings call2 • $367M purchased as of 31 Dec. 2015 (through open market & 10b5-1 plan purchases) • Overall buyback program runs through mid-2017; up to $500M additional capacity after current $500M commitment 1. Reference the Appendix for reconciliation of non-GAAP financial measures 2. 10 Aug. 2015

12 Initiatives to Increase Capital and Operational Efficiency Q3 2015 Q4 2015 MW Under Contract 63.6 62.2 MW Utilized 32.7 32.2 • Server decommissioning • ~2.4K servers decommissioned due to legacy public cloud migration to OpenStack public cloud and data center consolidation • Majority of servers used for >3 years • Expect continued migration and improved server utilization over 2016 and early 2017 • Data center consolidation • New London facility allows for consolidation of 2 legacy data centers (reduces MW Under Contract) • Data center consolidation and server decommissioning reduces MW utilized $1,412 $1,412 $1,416 $1,444 $1,472 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Average Revenue per Server

13 Guidance for Q1 16 Q1 2016 Revenue (GAAP, $M) $517 - $521 Normalized growth YoY (a) 9.2% - 10.2% GAAP growth YoY 7.6% - 8.5% Normalized growth QoQ (a) 0.5% - 1.4% Adj. EBITDA Margin1 (b) 33% - 35% Notes: (a) Excludes estimated 170 bps of negative impact from currency movements and Jungle Disk divestiture (b) Excludes Jungle Disk-related Gain on Sale 1. Reference the Appendix for reconciliation of non-GAAP financial measures

14 Guidance for 2016 2016 Revenue (GAAP, $M) $2,080 - $2,160 Normalized growth YoY (a) 6% - 10% GAAP growth YoY 4% - 8% Adj. EBITDA Margin1 (b) 33% - 35% Effective tax rate ~35% Capital expenditure as % of Revenue 20% - 22% Notes: (a) Excludes estimated 190 bps of negative impact from currency movements and Jungle Disk divestiture (b) Excludes Jungle Disk-related Gain on Sale 1. Reference the Appendix for reconciliation of non-GAAP financial measures

15 Net Income

16 Net Income and Net Income Margin $76 $105 $87 $111 $126 2011 2012 2013 2014 2015 Net Income ($M) 7.8% 5.9% 6.0% 7.2% 6.1% Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Net Income Margin

17 Appendix (Reconciliation of Non-GAAP Financial Measures)

18 Reconciliation of Non-GAAP Financial Measures Constant Currency Revenue Growth Three Months Ended Year Ended (In millions) Net Revenue Foreign Currency Translation Net Revenue in Constant Currency Net Revenue Foreign Currency Translation Net Revenue in Constant Currency December 31, 2015 $522.8 $6.3 $529.1 $2,001.3 $39.1 $2,040.4 December 31, 2014 472.5 ---- 472.5 1,794.4 ---- 1,794.4 Dollar Change $50.3 $56.6 $206.9 $246.0 Percent Change 10.7% 12.0% 11.5% 13.7 % December 31, 2015 $522.8 $2.3 $525.1 September 30, 2015 508.9 ---- 508.9 Dollar Change $13.9 $16.2 Percent Change 2.8% 3.2%

19 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA – Quarterly Three Months Ended (In millions) December 31, 2014 March 31, 2015 June 30, 2015 September 30, 2015 December 31, 2015 Net Revenue $472.5 $480.2 $489.4 $508.9 $522.8 Net Income $37.0 $28.4 $29.2 $36.5 $32.1 Plus: Income taxes 12.3 13.6 14.0 16.1 23.7 Plus: Total other (income) expense 0.7 2.4 0.5 3.9 5.7 Plus: Depreciation and amortization 95.2 96.9 97.7 101.3 104.0 Plus: Share-based compensation expense 20.2 20.0 20.4 19.6 18.1 Adjusted EBITDA $165.4 $161.3 $161.8 $177.4 $183.6 Adjusted EBITDA margin 35.0% 33.6% 33.1% 34.9% 35.1%

20 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA – Annual Year Ended December 31, (In millions) 2011 2012 2013 2014 2015 Net Revenue $1,025.1 $1,309.2 $1,534.8 $1,794.4 $2,001.3 Net Income $76.4 $105.4 $86.7 $110.6 $126.2 Plus: Income taxes 40.0 62.6 44.0 49.0 67.4 Plus: Total other (income) expense 7.0 4.7 2.4 3.9 12.5 Plus: Depreciation and amortization 195.5 249.9 313.1 371.9 399.9 Plus: Share-based compensation expense 28.8 41.5 59.6 70.0 78.1 Adjusted EBITDA $347.7 $464.1 $505.8 $605.4 $684.1 Adjusted EBITDA margin 33.9% 35.5% 33.0% 33.7% 34.2%

21 Reconciliation of Non-GAAP Financial Measures Adjusted Free Cash Flow Three Months Ended Year Ended December 31, (In millions) December 31, 2015 2011 2012 2013 2014 2015 Adjusted EBITDA $183.6 $347.7 $464.1 $505.8 $605.4 $684.1 Non-cash deferred rent 0.1 9.5 9.3 11.6 7.4 0.1 Total capital expenditures (96.5) (344.9) (337.7) (472.1) (435.1) (466.0) Cash payments for interest, net of interest received (1.9) (5.5) (4.8) (3.2) (1.7) (4.0) Cash payments for income taxes, net of refunds (0.8) (14.2) (11.9) (14.9) (13.5) (17.8) Adjusted free cash flow $84.5 $(7.4) $119.0 $27.2 $162.5 $196.4

22 Reconciliation of Non-GAAP Financial Measures Non-GAAP EPS (In millions, except per share data) Three Months Ended December 31, 2015 Year Ended December 31, 2015 Net Income $32.1 $126.2 Adjustment: Share-based compensation expense 18.1 78.1 Income tax benefit (1) (8.2) (27.2) Total share-based compensation expense, net of tax 9.9 50.9 Non-GAAP net income $42.0 $177.1 Net income per share ("GAAP EPS") Basic $0.24 $0.91 Diluted $0.24 $0.90 Non-GAAP net income per share ("Non-GAAP EPS") Basic $0.32 $1.27 Diluted $0.31 $1.26 Weighted average number of shares outstanding Basic 133.3 139.0 Diluted 134.2 141.0 (1) Based on the GAAP effective tax rate for the period.

23 Reconciliation of Non-GAAP Financial Measures Return on Capital (In millions) Three Months Ended December 31, 2015 Year Ended December 31, 2015 Income from operations $61.5 $206.1 Adjustment for build-to-suit lease impact (1) (2.3) (3.8) Income from operations, adjusted $59.2 $202.3 Effective tax rate 42.5% 34.8 % Net operating profit after tax (NOPAT) $34.0 $131.9 Net income $32.1 $126.2 Total assets at period end (2) $2,014.2 $2,014.2 Add: Unamortized debt issuance costs (3) 7.6 7.6 Less: Excess cash (4) (422.0) (422.0) Less: Accounts payable and accrued expenses, accrued compensation and benefits, and income and other taxes payable (205.6) (205.6) Less: Deferred revenue (current and non-current) (31.2) (31.2) Less: Other non-current liabilities, deferred income taxes, deferred rent, and finance lease obligations for build-to-suit leases (2) (5) (306.6) (306.6) Capital base (5) $1,056.4 $1,056.4 Average total assets (2) (6) $1,881.7 $1,778.3 Average capital base (5) (6) $1,060.7 $1,002.9 Return on assets (2) (7) 6.8% 7.1 % Return on capital (5) (7) 12.8% 13.2% (1) Reflects additional expense we would have expected to record if our build-to-suit lease arrangements had been deemed operating leases instead of finance lease obligations for build-to- suit leases. Calculated as the excess of estimated straight-line rent expense over actual depreciation expense for completed real estate projects under build-to-suit lease arrangements. (2) In the fourth quarter of 2015, we elected to early adopt accounting guidance related to the balance sheet classification of deferred taxes. Prior period amounts have been revised to reflect the impact of this adoption. (3) Amount recorded as a direct deduction from the carrying value of the long-term debt liability in the consolidated balance sheets. (4) Defined as the amount of cash and cash equivalents that exceeds our operating cash requirements, which is calculated as three percent of our annualized net revenue for the three months prior to the period end. (5) In the first quarter of 2015, we reclassified certain finance obligations associated with build-to-suit leases in the consolidated balance sheets. Prior period amounts have been revised to reflect the impact of this reclassification. (6) For year ended December 31, 2015, average based on ending balances for the most recent five quarters. (7) Metrics for the three months ended December 31, 2015 are annualized.